Exhibit 99.1

PRESS RELEASE

Exousia announces voting results of Special Shareholders Meeting

CHANNELVIEW, Texas, April 27, 2010 -- Exousia Advanced Materials, Inc. (OTC Bulletin Board: EXOU - www.exousiacorp.com), a company that manufactures advanced eco-friendly industrial products for worldwide infrastructure applications announces the results of its special shareholders meeting held at 10am EDT on Monday April 26, 2010.

J. Wayne Rodrigue, Chairman of Exousia Advanced Materials, Inc announced today the results of the special shareholders meeting held on Monday April 26, 2010.  All measures being brought up for vote passed with a super majority of well over 67% of shareholders present and proxies present at the meeting.  Mr. Rodrigue went on to add: "This vote provides us with the flexibility to continue the growth of Exousia that began with the acquisition of Evergreen in January.  As Exousia continues to layer on new revenue generating opportunities as well as grow our PriceEnergy brand. We will continue to update the implementation of the acquisition and the positive impact it has on our results in the coming weeks."

Contact Information: Bob Roddie, CFO, Telephone: 832-922-2625

About Exousia Advanced Materials, Inc.

Exousia, through its subsidiary Evergreen, is the provider of a variety of fuel products to thousands of customers in the Northeastern part of the United States. Exousia is rapidly migrating its entire product base to include Green Energy attributes. Exousia manufactures advanced eco-friendly resins, engineered particles, high-performance coatings and structural products. Exousia products enhance strength, durability, cost effectiveness and performance for a wide range of manufacturing, commercial and construction applications. The company serves both domestic and international markets. Additional information on Exousia can be found at http://www.exousiacorp.com.

Safe Harbor Statement
This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. We use words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "goal," "intend," "may," "plan," "project," "seek," "should," "target," "will," "would," variations of such words and similar expressions to identify forward-looking statements. In addition, forward-looking statements include, among others, statements that refer to Evergreen’s expected contributions to Exousia’s earnings, profits and EPS; projections of earnings, revenue, costs or other financial items of Exousia, Evergreen and the combined company; the anticipated value of the combined business to customers and partners; the expected performance of Evergreen service, along with anticipated growth and trends in the business or key markets of Exousia, Evergreen, and the combined company; and plans, objectives and strategies for future operations. Readers are cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include: the ability of Exousia to successfully integrate Evergreen operations and employees; the ability to realize anticipated benefits of the proposed acquisition, including the expectation of greater revenue opportunities, operating efficiencies and cost savings; the ability to ensure continued performance and market growth of Evergreen’s business; continued turmoil in global financial markets and economies; the availability and cost of credit; the ability to successfully develop, introduce, and sell new products and enhancements; changes in relationships with key customers, suppliers, distributors, resellers, and others as a result of the acquisition; and other factors affecting the industrial coatings and energy industries generally. In addition, please refer to the risk factors contained in Exousia s SEC filings available at www.sec.gov, including Exousia’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. The companies undertake no obligation to update or revise any forward-looking statements for any reason.